U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 11, 2006

TRANSAX INTERNATIONAL LIMITED

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(Exact Name of Small Business Issuer as Specified in its Charter)

COLORADO

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(State or other Jurisdiction as Specified in Charter)

00-27845	84-1304106
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(Commission file number)	(I.R.S. Employer Identification No.)

5201 Blue Lagoon Drive, 8th Floor

Miami, FL, 33126

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(Address of Principal Executive Offices)

305-629-3090

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(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 11, 2006, the board of directors of Transax International Limited, a Colorado corporation (the “Company”), made a public announcement and press release disclosing material non-public information regarding the Company’s results of operations for the third-quarter ended September 30, 2006.

The press release dated October 11, 2006 of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1 News Release of Transax International Limited dated October 11, 2006.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Transax International Limited

Date: October 11, 2006	By:	/s/ Stephen Walters
Stephen Walters
President and Chief Executive Officer